Exhibit 99.1

EDITORIAL CONTACT:

Michele Drake

+1 650 752 5296

michele_drake@agilent.com

Jorgen Tesselaar (Europe and Asia)

+31 20 547 2825

jorgen_tesselaar@agilent.com

INVESTOR CONTACT:

Hilliard Terry

+1 650 752 5329

hilliard_terry@agilent.com

Agilent Technologies Returns to Profitability in Fourth Quarter 2003

Company Exceeds Fourth-Quarter Expectations

PALO ALTO, Calif., Nov. 17, 2003—Agilent Technologies Inc. (NYSE: A) today reported orders of $1.73 billion and revenue of $1.68 billion for the fiscal fourth quarter ended Oct. 31, 2003. During the quarter, the company reported GAAP net earnings of $13 million, or $0.03 per diluted share. This compares to a GAAP loss of $236 million, or $0.51 per share, in last year’s fourth quarter.

Excluding $58 million of net restructuring charges and intangibles amortization, Agilent reported operating net income of $71 million, or $0.15 per share, versus a loss on a comparable basis of $2 million, or $0.00 per share, one year ago.

“We had a very good finish to a very tough year,” said Ned Barnholt, Agilent chairman, president and chief executive officer. “Orders, revenues and earnings all came in above expectations. We met our commitment to achieve an operating breakeven cost structure of $1.45 billion and earned an attractive profit on the additional revenue we realized.”(1)

“We also met our commitment to generate positive free cash flow(2),” said Barnholt. The company ended the quarter with about $1.6 billion in cash and equivalents, up $177 million from the prior quarter. Despite $82 million of cash restructuring costs, operations generated free cash flow of about $170 million. In the fourth quarter, inventories improved to below 100 days on hand for the first time in Agilent’s history. Capital spending of $57 million was $21 million below the level of depreciation.

During the fourth quarter, Agilent saw evidence of stronger economic activity reflected in several of its markets. Semiconductor Products orders were up 36 percent from one year ago to the highest level since early 2001. Automated Test segment orders were higher for the third consecutive quarter, reaching the highest level in three years. Life Sciences and Chemical Analysis orders were at record levels, 8 percent ahead of one year earlier. Activity in the Test and Measurement segment was somewhat weaker than the prior year because of continued softness in wireline telecom markets. Overall, the company’s book-to-bill ratio was 1.03 compared to 0.98 in the prior quarter and 0.86 one year ago.

Looking ahead, Barnholt said, “About 40 percent of Agilent’s revenues today are tied to consumer electronics. As such, the first quarter of fiscal 2004 will be seasonally weaker. But, we believe Agilent now has the cost structure as well as the innovative new products to take full advantage of the recovery in our markets.”

For the first quarter, the company anticipates revenues in the range of $1.55 billion to $1.65 billion. Earnings before restructuring and amortization charges are expected to be in a range of $0.05 to $0.15 per share.(3)

Segment Results

Test and Measurement

(in millions)

	Q4:F03	Q4:F02	Q3:F03
Orders	645	673	566
Revenues	631	747	613
Operating Profit(4)	(11)	(107)	(69)

Fourth-quarter Test and Measurement orders were 4 percent below one year ago and up 14 percent from the seasonally weak third quarter. By market segment, communications test orders were about flat from last year with continued weakness in wireline test offsetting a modest rise in wireless test. General purpose test orders were off about 6 percent from one year ago because of relative weakness in services and support. Revenues of $631 million were 16 percent below last year; adjusting for last year’s surge in shipments following the implementation of a new ERP system, revenues were off about 8 percent.

Aggressive restructuring continued to improve the operating performance of this segment. The fourth-quarter operating loss of $11 million was $96 million better than one year ago despite $116 million lower revenues. Compared to the third quarter, profits were improved by $58 million on only $18 million higher revenues.

Automated Test

(in millions)

	Q4:F03	Q4:F02	Q3:F03
Orders	260	151	251
Revenues	260	220	206
Operating Profit(4)	45	9	6

The Automated Test segment had another strong performance in the fourth quarter, with orders of $260 million up 72 percent from last year to the highest levels since the fourth quarter of 2000. Sequentially, orders were up 4 percent from already strong third quarter levels, with both semiconductor test and manufacturing test participating in the increase for the third consecutive quarter. Revenues of $260 million were 18 percent above last year and up 26 percent sequentially. The segment showed excellent operating performance during the quarter, reaching nearly 20 percent return on invested capital (ROIC).(5) Operating profits of $45 million, or 17 percent of revenues, compared to profits of $9 million one year ago and $6 million in the prior quarter.

Semiconductor Products

(in millions)

	Q4:F03	Q4:F02	Q3:F03
Orders	493	363	358
Revenues	463	471	380
Operating Profit(4)	40	21	(8)

Semiconductor Products saw an unexpected fourth-quarter surge in demand, with orders reaching $493 million, 36 percent above last year to the highest levels since early 2001. Sequentially, orders were up 38 percent. The strength was almost across the board, with personal systems orders up 35 percent from last year and networking systems up 37 percent. Fourth-quarter revenues of $463 million were down 2 percent from last year because of a sharp drop in the hardcopy ASIC business. Excluding hardcopy ASICs, revenues were up 13 percent from one year ago. Semiconductor Products’ book-to-bill ratio of 1.06 compares to 0.77 last year and 0.94 in the third quarter.

Segment operating performance continued to reflect the benefits of restructuring actions, better yields on new products, and higher volumes, achieving a 20 percent ROIC.(5) Operating profits in the quarter reached $40 million, essentially double last year on $8 million lower volume. Sequentially, profits were up $48 million on $83 million higher volume.

Life Sciences and Chemical Analysis

(in millions)

	Q4:F03	Q4:F02	Q3:F03
Orders	333	308	293
Revenues	321	298	303
Operating Profit(4)	53	43	41

Life Sciences and Chemical Analysis orders and revenues were at record levels in the fourth quarter, showing the second consecutive quarterly improvement after several quarters of relatively flat activity. Fourth-quarter orders of $333 million were up 8 percent from one year ago and up 14 percent sequentially. Revenues of $321 million were also 8 percent ahead of one year ago and 6 percent ahead of the third quarter. Segment profits of $53 million were also at record levels, $10 million above last year on $23 million higher volume and $12 million above the third quarter on $18 million higher volume. During the quarter, the segment operated at a 42 percent ROIC.(5)

About Agilent Technologies

Agilent Technologies Inc. (NYSE: A) is a global technology leader in communications, electronics, life sciences and chemical analysis. The company’s 29,000 employees serve customers in more than 110 countries. Agilent had net revenue of $6 billion in fiscal year 2003. Information about Agilent is available on the Web at www.agilent.com.

More financial information about this quarter’s earnings is available at www.investor.agilent.com.

Agilent management will host a live webcast of its quarterly conference call with the investment community in listen-only mode today at 1:30 p.m. (PT). Listeners may log on at www.investor.agilent.com and select “Conference Calls” in the “Recent News and Events” box. The webcast will remain on the company site for 90 days.

A telephone replay of the conference call will be available starting at 4:30 p.m. (PT) today through Nov. 24 by dialing + 719 457 0820 and entering pass code 618758.

Forward-Looking Statements

This news release contains forward-looking statements (including, without limitation, information regarding seasonality of the first quarter, the ability of Agilent to take full advantage of recovery in its markets with its cost structure and new products, and projected revenue and earnings) that involve risks and uncertainties that could cause results of Agilent to differ materially from management’s current expectations.

In addition, other risks that Agilent faces in running its operations include: the ability to execute successfully through business cycles while it continues to implement workforce and other cost reductions; the ability to meet and achieve the benefits of its cost reduction goals and otherwise successfully adapt its cost structures to continuing changes in business conditions; ongoing competitive, pricing and gross margin pressures; the risk that our cost-cutting initiatives will impair our ability to develop products and remain competitive and to operate effectively; the risk that we may not be able to use a portion of deferred tax assets before their expiration dates; the impact of geopolitical uncertainties on our markets and our ability to conduct business; the successful implementation of Agilent’s ERP and other information systems and the ability to realize the benefits from these and other IT systems investments; the ability to improve asset performance to adapt to the current economic slowdown and other changes in demand; the ability to successfully introduce new products at the right time, price and mix, and other risks detailed in the company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended Oct. 31, 2002, and its Quarterly Report on Form 10-Q for the quarter ended July 31, 2003. The company assumes no obligation to update the information in this press release.

(1)Agilent’s operating breakeven cost structure of $1.45 billion can be reconciled to GAAP breakeven cost structure as follows: Total GAAP costs and expenses: $1.6 billion less restructuring of $.06 billion, less cost of sales decrement of $.08 billion (35% x $225 million), less IT projects of $.02 billion.

(2)Free cash flow is defined as Net Cash provided by operating activities less Investments in property, plant and equipment.

(3)Agilent’s expected range of EPS for Q104 excludes restructuring, which cannot be estimated, and amortization of intangibles, which is expected to be $9 million per quarter. Non-GAAP tax rate is assumed to be 31 percent.

(4)Before restructuring charges in all periods.

(5)Refer to financial results tables for ROIC.

###

NOTE TO EDITORS: Further technology, corporate citizenship and executive news is available on the Agilent news site at www.agilent.com/go/news.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended October 31,		Percent Inc/(Dec)
	2003	2002
Orders	$1,731	$1,495	16%

Net revenue	$1,675	$1,736	(4)%
Costs and expenses:
Cost of products and services	964	1,164	(17)%
Research and development	221	322	(31)%
Selling, general and administrative	434	637	(32)%

Total costs and expenses	1,619	2,123	(24)%

Income (loss) from operations	56	(387)	114%

Other income (expense), net	21	13	62%

Income (loss) from continuing operations before taxes	77	(374)	121%

Provision (benefit) for taxes	64	(139)	(146)%

Income (loss) from continuing operations	13	(235)	106%

Loss from sale of discontinued operations, net of taxes	—	(1)

Net income (loss)	$13	$(236)	106%

Net income (loss) per share—Basic and diluted:

Income (loss) from continuing operations	$0.03	$(0.51)
Loss from sale of discontinued operations, net	—	(0.00)

Net income (loss)	$0.03	$(0.51)

Weighted average shares used in computing net income (loss) per share:
Basic	476	467
Diluted	481	467

Loss from sale of discontinued operations, net of taxes relate to the sale of our Healthcare Solutions group.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In millions, except per share amounts)

(Unaudited)

	Twelve Months Ended October 31,		Percent Inc/(Dec)
	2003	2002
Orders	$6,084	$6,013	1%

Net revenue	$6,056	$6,010	1%
Costs and expenses:
Cost of products and services	3,762	3,875	(3%)
Research and development	1,051	1,250	(16%)
Selling, general and administrative	1,968	2,492	(21%)

Total costs and expenses	6,781	7,617	(11%)

Loss from operations	(725)	(1,607)	55%
Other income (expense), net	35	60	(42%)

Loss from continuing operations before taxes	(690)	(1,547)	55%
Provision (benefit) for taxes	1,100	(525)	(310%)

Loss from continuing operations	(1,790)	(1,022)	(75%)
Loss from sale of discontinued operations, net of taxes	—	(10)

Loss before cumulative effect of accounting changes	(1,790)	(1,032)	(73%)
Cumulative effect of adopting SFAS No. 142	(268)	—

Net loss	$(2,058)	$(1,032)	(99%)

Net loss per share - Basic and diluted:
Loss from continuing operations	$(3.78)	$(2.20)
Loss from sale of discontinued operations, net	—	(0.02)
Cumulative effect of adopting SFAS No. 142, net	(0.57)	—

Net loss	$(4.35)	$(2.22)

Weighted average shares used in computing net loss per share:
Basic and diluted	473	465

Loss from sale of discontinued operations, net of taxes relate to the sale of our Healthcare Solutions group.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Excluding Restructuring, Amortization of Intangibles, Tax Valuation Allowance

and Non-Operational Items

(Unaudited)

(In millions, except per share amounts)	Three Months Ended October 31,		Percent Inc/(Dec)
	2003	2002
Orders	$1,731	$1,495	16%

Net revenue	$1,675	$1,736	(4%)
Costs and expenses:
Cost of products and services	941	1,007	(7%)
Research and development	218	298	(27%)
Selling, general and administrative	394	465	(15%)

Total costs and expenses	1,553	1,770	(12%)

Income (loss) from operations	122	(34)	459%
Other income (expense), net	21	19	11%

Income (loss) before taxes	143	(15)	1053%
Provision (benefit) for taxes	72	(13)	(654%)

Non-GAAP net income (loss)	$71	$(2)	3650%

Non-GAAP net income (loss) per share:
Basic and diluted	$0.15	$(0.00)
Weighted average shares used in computing non-GAAP net income (loss) per share:
Basic	476	467
Diluted	481	467

The above non-GAAP condensed consolidated statement of operations has been adjusted to exclude the following non-operational items and reconcile to GAAP net income (loss):

Net income (loss) per GAAP	$13	$(236)
Non-GAAP adjustments:
Goodwill	—	79
Other intangibles	9	13
Restructuring	58	256
Discontinued operations	—	1
Asset impairment	—	6
Gain on sale of assets	(2)	—
Other	1	6
Adjustment for income taxes	(8)	(127)

Non-GAAP net income (loss)	$71	$(2)

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation.

Management measures segment and enterprise performance using measures such as are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States and may be different from the non-GAAP information provided by other companies.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Excluding Restructuring, Amortization of Intangibles, Tax Valuation Allowance

and Non-Operational Items

(Unaudited)

(In millions, except per share amounts)	Twelve Months Ended October 31,		Percent Inc/(Dec)
	2003	2002
Orders	$6,084	$6,013	1%

Net revenue	$6,056	$6,010	1%
Costs and expenses:
Cost of products and services	3,599	3,628	(1%)
Research and development	984	1,195	(18%)
Selling, general and administrative	1,762	1,942	(9%)

Total costs and expenses	6,345	6,765	(6%)

Loss from operations	(289)	(755)	62%
Other income (expense), net	47	57	(18%)

Loss before taxes	(242)	(698)	65%
Benefit for taxes	(121)	(307)	(61%)

Non-GAAP net loss	$(121)	$(391)	69%

Non-GAAP net loss per share:
Basic and diluted	$(0.26)	$(0.84)
Weighted average shares used in computing non-GAAP net loss per share:
Basic and diluted	473	465

The above non-GAAP condensed consolidated statement of operations has been adjusted to exclude the following non-operational items and reconcile to GAAP net loss:

Net loss per GAAP	$(2,058)	$(1,032)
Non-GAAP adjustments:
Goodwill	—	326
Other intangibles	55	52
Restructuring	372	474
Asset impairment	15	24
Retirement plans curtailment loss (gain)	5	(19)
SFAS No. 142 adoption	268	—
Discontinued operations	—	16
Gain on sale of assets	(5)	(13)
Other	6	6
Adjustment for income taxes	1,221	(225)

Non-GAAP net loss	$(121)	$(391)

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation.

Management measures segment and enterprise performance using measures such as are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States and may be different from the non-GAAP information provided by other companies.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC

RECONCILIATION FROM GAAP TO NON-GAAP

NET INCOME

THREE MONTHS ENDED OCTOBER 31, 2003

(Unaudited)

		Non-GAAP Adjustments
(In millions, except per share amounts)	GAAP	Other Intangibles	Restructuring	Gain on Sale of Assets	Other	Adjustment for Income Taxes	Non-GAAP
Orders	$1,731	$—	$—	$—	$—	$—	$1,731

Net revenue	$1,675	$—	$—	$—	$—	$—	$1,675
Costs and expenses:
Cost of products and services	964	(8)	(15)	—	—	—	941
Research and development	221	—	(3)	—	—	—	218
Selling, general and administrative	434	(1)	(40)	2	(1)	—	394

Total costs and expenses	1,619	(9)	(58)	2	(1)	—	1,553

Income from operations	56	9	58	(2)	1	—	122
Other income (expense), net	21	—	—	—	—	—	21

Income from operations before taxes	77	9	58	(2)	1	—	143
Provision for taxes	64	—	—	—	—	8	72

Net income	$13	$9	$58	$(2)	$1	$(8)	$71

Net income per share - Basic and Diluted:
Basic	$0.03	$0.02	$0.12	$—	$—	$(0.02)	$0.15

Diluted	$0.03	$0.02	$0.12	$—	$—	$(0.02)	$0.15

Weighted average shares used in computing net income per share:
Basic	476	476	476	476	476	476	476
Diluted	481	481	481	481	481	481	481

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation.

Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States and may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC

RECONCILIATION FROM GAAP TO NON-GAAP

NET LOSS

TWELVE MONTHS ENDED OCTOBER 31, 2003

(Unaudited)

		Non-GAAP Adjustments
(In millions, except per share amounts)	GAAP	Other Intangibles	Restructuring	Asset Impairment	Gain on Sale of Assets	Retirement Plans Curtailment Loss	SFAS No. 142	Other	Adjustment for Income Taxes	Non-GAAP
Orders	$6,084	$—	$—	$—	$—	$—	$—	$—	$—	$6,084

Net revenue	$6,056	$—	$—	$—	$—	$—	$—	$—	$—	$6,056
Costs and expenses:
Cost of products and services	3,762	(46)	(111)	—	—	(1)	—	(5)	—	3,599
Research and development	1,051	—	(66)	—	—	(1)	—	—	—	984
Selling, general and administrative	1,968	(9)	(195)	—	2	(3)	—	(1)	—	1,762

Total costs and expenses	6,781	(55)	(372)	—	2	(5)	—	(6)	—	6,345

Loss from operations	(725)	55	372	—	(2)	5	—	6	—	(289)
Other income (expense), net	35	—	—	15	(3)	—	—	—	—	47

Loss from operations before taxes	(690)	55	372	15	(5)	5	—	6	—	(242)
Provision for taxes	1,100	—	—	—	—	—	—	—	(1,221)	(121)

Net loss before cumulative effect of accounting changes	(1,790)	55	372	15	(5)	5	—	6	1,221	(121)
Cumulative effect of adopting SFAS No. 142	(268)	—	—	—	—	—	268	—	—	—

Net loss	$(2,058)	$55	$372	$15	$(5)	$5	$268	$6	$1,221	$(121)

Net loss per share - Basic and Diluted:
Loss from operations and before cumulative effect of accounting changes	$(3.78)	$0.11	$0.79	$0.03	$(0.01)	$0.01	$—	$0.01	$2.58	$(0.26)
Cumulative effect of adopting SFAS No. 142	(0.57)	—	—	—	—	—	0.57	—	—	—

Net loss	$(4.35)	$0.11	$0.79	$0.03	$(0.01)	$0.01	$0.57	$0.01	$2.58	$(0.26)

Weighted average shares used in computing net loss per share:
Basic and diluted	473	473	473	473	473	473	473	473	473	473

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation.

Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States and may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC

RECONCILIATION FROM PRO FORMA TO GAAP

NET LOSS

THREE MONTHS ENDED OCTOBER 31, 2002

(Unaudited)

		Non-GAAP Adjustments
(In millions, except per share amounts)	GAAP	Goodwill	Other Intangibles	Restructuring	Asset Impairment	Discontinued Operations	Other	Adjustment for Income Taxes	Non-GAAP
Orders	$1,495	$—	$—	$—	$—	$—	$—	$—	$1,495

Net revenue	$1,736	$—	$—	$—	$—	$—	$—	$—	$1,736
Costs and expenses:
Cost of products and services	1,164	—	(10)	(142)	—	—	(6)	1	1,007
Research and development	322	—	—	(24)	—	—	—	—	298
Selling, general and administrative	637	(79)	(3)	(90)	—	—	—	—	465

Total costs and expenses	2,123	(79)	(13)	(256)	—	—	(6)	1	1,770

Loss from operations	(387)	79	13	256	—	—	6	(1)	(34)
Other income (expense), net	13	—	—	—	6	—	—	—	19

Loss from continuing operations before taxes	(374)	79	13	256	6	—	6	(1)	(15)
Benefit for taxes	(139)	—	—	—	—	—	—	126	(13)

Loss from continuing operations	(235)	79	13	256	6	—	6	(127)	(2)
Loss from sale of discontinued operations, net of taxes	(1)	—	—	—	—	1	—	—	—

Net loss	$(236)	$79	$13	$256	$6	$1	$6	$(127)	$(2)

Net loss per share - Basic and Diluted:
Loss from continuing operations	$(0.51)	$0.17	$0.03	$0.55	$0.02	$—	$0.02	$(0.28)	$—
Loss from sale of discontinued operations, net of taxes	—	—	—	—	—	—	—	—	—

Net loss	$(0.51)	$0.17	$0.03	$0.55	$0.02	$—	$0.02	$(0.28)	$—

Weighted average shares used in computing net loss per share:
Basic and diluted	467	467	467	467	467	467	467	467	467

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation.

Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States and may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC

RECONCILIATION FROM GAAP TO NON-GAAP

NET LOSS

TWELVE MONTHS ENDED OCTOBER 31, 2002

(Unaudited)

		Non-GAAP Adjustments
(In millions, except per share amounts)	GAAP	Goodwill	Other Intangibles	Restructuring	Discontinued Operations	Asset Impairment	Gain on Sale of Assets	Other	Adjustment for Income Taxes	Retirement Plans Curtailment Gains	Non-GAAP
Orders	$6,013	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,013

Net revenue	$6,010	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,010
Costs and expenses:
Cost of products and services	3,875	—	(40)	(211)	—	(2)	—	(6)	1 *	11	3,628
Research and development	1,250	—	—	(56)	—	(2)	—	—	—	3	1,195
Selling, general and administrative	2,492	(326)	(12)	(207)	—	(10)	—	—	—	5	1,942

Total costs and expenses	7,617	(326)	(52)	(474)	—	(14)	—	(6)	1	19	6,765

Loss from operations	(1,607)	326	52	474	—	14	—	6	(1)	(19)	(755)
Other income (expense), net	60	—	—	—	—	10	(13)	—	—	—	57

Loss from continuing operations before taxes	(1,547)	326	52	474	—	24	(13)	6	(1)	(19)	(698)
											—
Benefit for taxes	(525)	—	—	—	(6)	—	—	—	224	—	(307)

Loss from continuing operations	(1,022)	326	52	474	6	24	(13)	6	(225)	(19)	(391)
Loss from sale of discontinued operations, net of taxes	(10)	—	—	—	10	—	—	—	—	—	—

Net loss	$(1,032)	$326	$52	$474	$16	$24	$(13)	$6	$(225)	$(19)	$(391)

Net loss per share - Basic and Diluted:
Loss from continuing operations	$(2.20)	$0.70	$0.12	$1.02	$0.01	$0.05	$(0.03)	$0.01	$(0.48)	$(0.04)	$(0.84)
Loss from sale of discontinued operations, net of taxes	$(0.02)	$—	$—	$—	$0.02	$—	$—	$—	$—	$—	—

Net loss	$(2.22)	$0.70	$0.12	$1.02	$0.03	$0.05	$(0.03)	$0.01	$(0.48)	$(0.04)	$(0.84)

Weighted average shares used in computing net loss per share:
Basic and diluted	465	465	465	465	465	465	465	465	465	465	465

*	Represents a rounding difference

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation.

Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States and may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEET

(in millions, except par value and share amounts)

(Unaudited)

	October 31, 2003	October 31, 2002
ASSETS
Current assets:
Cash and cash equivalents	$1,607	$1,844
Accounts receivable, net	1,086	1,118
Inventory	995	1,184
Current deferred tax assets	10	462
Other current assets	191	272

Total current assets	3,889	4,880
Property, plant and equipment, net	1,447	1,579
Goodwill and other intangible assets, net	402	685
Long-term deferred tax assets	27	635
Other assets	532	424

Total assets	$6,297	$8,203

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$441	$451
Employee compensation and benefits	566	558
Deferred revenue	262	244
Income and other taxes payable	326	325
Other accrued liabilities	311	402

Total current liabilities	1,906	1,980

Senior convertible debentures	1,150	1,150
Other liabilities	417	445

Total liabilities	3,473	3,576

Commitments and contingencies	—	—

Stockholders’ equity:
Preferred stock; $0.01 par value; 125 million shares authorized; none issued and outstanding	—	—
Common stock; $0.01 par value; 2 billion shares authorized; 467 million shares at October 31, 2002 and 476 million shares at October 31, 2003 issued and outstanding	5	5
Additional paid-in capital	4,984	4,872
Accumulated deficit	(2,160)	(101)
Accumulated comprehensive loss	(5)	(149)

Total stockholders’ equity	2,824	4,627

Total liabilities and stockholders’ equity	$6,297	$8,203

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(In millions)

(Unaudited)

	Twelve months ended October 31, 2003	Three months ended October 31, 2003
Cash flows from operating activities:
Net (loss) income	$(2,058)	$13
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation	311	78
Amortization	51	11
Inventory-related charges	11	—
Deferred taxes	1,071	(14)
Asset impairment charges	91	2
Retirement plans curtailment loss	5	—
Net gain on sale of assets	(5)	—
Adoption of SFAS No. 142	268	—
Changes in assets and liabilities:
Accounts receivable	55	(106)
Inventory	169	57
Accounts payable	74	43
Employee compensation and benefits	(21)	96
Income taxes and other taxes payable	(63)	134
Other current assets and liabilities	(6)	32
Other long-term assets and liabilities	(97)	(117)

Net cash (used in) provided by operating activities *	(144)	229

Cash flows from investing activities:
Investments in property, plant and equipment	(205)	(57)
Dispositions of property, plant and equipment	6	—
Purchase of equity investments	(4)	—

Net cash used in investing activities	(203)	(57)

Cash flows from financing activities:
Issuance of common stock under employee stock plans	112	8
Net payments to notes payable and short-term borrowings	(2)	(3)

Net cash provided by financing activities	110	5

Change in cash and cash equivalents	(237)	177

Cash and cash equivalents at beginning of period	1,844	1,430

Cash and cash equivalents at end of period	$1,607	$1,607

* Cash payments (receipts) included in operating activities:
Restructuring	379	82
Income tax (refunds) payments	(9)	17
Pension trust fund contributions	217	35

AGILENT TECHNOLOGIES, INC.

TEST AND MEASUREMENT INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended October 31, 2003	Three months ended July 31, 2003	Sequential % change	Three months ended October 31, 2002	Yr vs.Yr % change
Orders	$645	$566	14%	$673	(4%)
Net Revenue	$631	$613	3%	$747	(16%)
Loss from operations	$(11)	$(69)	84%	$(107)	90%

	Twelve months ended October 31, 2003	Twelve months ended October 31, 2002	Yr vs.Yr % change
Orders	$2,413	$2,549	(5%)
Net Revenue	$2,529	$2,611	(3%)
Loss from operations	$(315)	$(710)	56%

Q4 FY03 vs Q3 FY03 BY MARKET SEGMENT

	Orders			Net Revenue
	Q4 FY03 $ Amount	Sequential % change	% of Segment	Q4 FY03 $ Amount	Sequential % change	% of Segment
Communications test	$446	17%	69%	$426	3%	68%
General purpose test	199	7%	31%	205	2%	32%

	$645	14%	100%	$631	3%	100%

Q4 FY03 vs Q4 FY02 BY MARKET SEGMENT

	Orders		Net Revenue
	Q4 FY03 $ Amount	Yr vs.Yr % change	Q4 FY03 $ Amount	Yr vs.Yr % change
Communications test	$446	(3%)	$426	(21%)
General purpose test	199	(6%)	205	(2%)

	$645	(4%)	$631	(16%)

Loss from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Loss from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

AUTOMATED TEST INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended October 31, 2003	Three months ended July 31, 2003	Sequential % change	Three months ended October 31, 2002	Yr vs. Yr % change
Orders	$260	$251	4%	$151	72%
Net Revenue	$260	$206	26%	$220	18%
Income from operations	$45	$6	650%	$9	400%

	Twelve months ended October 31, 2003	Twelve months ended October 31, 2002	Yr vs. Yr % change
Orders	$845	$745	13%
Net Revenue	$755	$706	7%
Loss from operations	$(34)	$(70)	51%

Q4 FY03 vs Q3 FY03 BY MARKET SEGMENT

	Orders			Net Revenue
	Q4 FY03 $ Amount	Sequential % change	% of Segment	Q4 FY03 $ Amount	Sequential % change	% of Segment
Semiconductor test	$219	2%	84%	$221	32%	85%
Manufacturing test*	41	14%	16%	39	—	15%

	$260	4%	100%	$260	26%	100%

Q4 FY03 vs Q4 FY02 BY MARKET SEGMENT

	Orders		Net Revenue
	Q4 FY03 $ Amount	Yr vs. Yr % change	Q4 FY03 $ Amount	Yr vs. Yr % change

Semiconductor test	$219	90%	$221	20%
Manufacturing test*	41	14%	39	8%

	$260	72%	$260	18%

*Amounts	presented as manufacturing test were previously included in test and measurement’s general purpose test.

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

SEMICONDUCTOR PRODUCTS INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended October 31, 2003	Three months ended July 31, 2003	Sequential % change	Three months ended October 31, 2002	Yr vs.Yr % change
Orders	$493	$358	38%	$363	36%
Net Revenue	$463	$380	22%	$471	(2%)
Income (loss) from operations	$40	$(8)	600%	$21	(90%)

	Twelve months ended October 31, 2003	Twelve months ended October 31, 2002	Yr vs.Yr % change
Orders	$1,652	$1,568	5%
Net Revenue	$1,586	$1,559	2%
Loss from operations	$(59)	$(115)	49%

Q4 FY03 vs Q3 FY03 BY MARKET SEGMENT

	Orders			Net Revenue
	Q4 FY03 $ Amount	Sequential % change	% of Segment	Q4 FY03 $ Amount	Sequential % change	% of Segment
Networking	$168	42%	34%	$154	23%	33%
Personal systems	325	35%	66%	309	21%	67%

	$493	38%	100%	$463	22%	100%

Q4 FY03 vs Q4 FY02 BY MARKET SEGMENT

	Orders		Net Revenue
	Q4 FY03 $ Amount	Yr vs.Yr % change	Q4 FY03 $ Amount	Yr vs.Yr % change
Networking	$168	37%	$154	18%
Personal systems	325	35%	309	(9%)

	$493	36%	$463	(2%)

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

LIFE SCIENCES AND CHEMICAL ANALYSIS INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended October 31, 2003	Three months ended July 31, 2003	Sequential % change	Three months ended October 31, 2002	Yr vs.Yr % change
Orders	$333	$293	14%	$308	8%
Net Revenue	$321	$303	6%	$298	8%
Income from operations	$53	$41	29%	$43	23%

	Twelve months ended October 31, 2003	Twelve months ended October 31, 2002	Yr vs.Yr % change
Orders	$1,174	$1,151	2%
Net Revenue	$1,186	$1,133	5%
Income from operations	$148	$140	6%

Income from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

Segment Earnings (Loss) from Operations

Reconciliation of Reporting Segments to Agilent Non-GAAP Loss

(In millions)

(Unaudited)

	Three months ended October 31,		Three months ended July 31,
	2003	2002	2003
Test and Measurement	$(11)	$(107)	$(69)
Semiconductor Products	40	21	(8)
Automated Test	45	9	6
Life Sciences and Chemical Analysis	53	43	41
Residual corporate charges	(5)	—	3

Non-GAAP Income (loss) from operations – Agilent	$122	$(34)	$(27)

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and residual corporate charges.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

ORDERS AND NET REVENUE FROM OPERATIONS

BY GEOGRAPHY

(In millions, except percent changes)

(Unaudited)

	Three Months Ended October 31,		Percent Inc/(Dec)
	2003	2002
ORDERS
Americas	$665	$629	6%
Europe	337	296	14%
Asia Pacific	729	570	28%

Total	$1,731	$1,495	16%

NET REVENUE
Americas	$660	$713	(7%)
Europe	323	320	1%
Asia Pacific	692	703	(2%)

Total	$1,675	$1,736	(4%)

	Twelve Months Ended October 31,		Percent Inc/(Dec)
	2003	2002
ORDERS
Americas	$2,303	$2,539	(9%)
Europe	1,248	1,154	8%
Asia Pacific	2,533	2,320	9%

Total	$6,084	$6,013	1%

NET REVENUE
Americas	$2,347	2,553	(8%)
Europe	1,214	1,154	5%
Asia Pacific	2,495	2,303	8%

Total	$6,056	$6,010	1%

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

Reconciliation of Segment ROIC

(In millions)

(Unaudited)

	Q4 FY03 ATG	Q4 FY03 SPG	Q4 FY03 LSCA
Numerator:
Segment earnings from operations	$45	$40	$53
Less:
Other income and taxes	23	(7)	16

Segment return	22	47	37

Segment return annualized	$88	$188	$148

Denominator:
Segment assets	$638	$1,224	$547
Less:
Net current liabilities *	115	289	181

Invested capital	$523	$935	$366

Average Invested capital	$495	$929	$353
ROIC	18%	20%	42%

ROIC calculation:(current quarter non-GAAP net profit * 4)/(average of the two most recent quarter-end balances of Segment Invested Capital)

*	Includes accounts payable, employee compensation and benefits and other accrued liabilities.